UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material under § 240.14a-12

THE HAIN CELESTIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D25133-P44463
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 24, 2020.
THE HAIN CELESTIAL GROUP, INC.
THE HAIN CELESTIAL GROUP, INC. 1111 MARCUS AVENUE
LAKE SUCCESS, NY 11042
Meeting Information
Meeting Type:
Annual Meeting
For holders as of:
September 28, 2020
Date: November 24, 2020 Time: 11:00 a.m. ET
Location: Meeting live via the internet-please visit
www.virtualshareholdermeeting.com/HAIN2020.
The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet please visit www.virtualshareholdermeeting.com/HAIN2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
named You are above. receiving this communication because you hold shares in the company communication This is not a ballot. presents You only cannot an overview use this of notice the more to complete vote these proxy shares. materials This that online are at available www.proxyvote. to you com on or the easily internet. request You a may paper view copy the (see proxy reverse materials side). We contained encourage in the you proxy to materials access and before review voting. all of the important information Our date Board for the has determination fixed the close of stockholders of business on entitled September to notice 28, 2020 of and as the to vote record at the stockholders meeting and will any be adjournments made available or to postponements stockholders during thereof. the A list meeting of these at www.virtualshareholdermeeting.com/HAIN2020.
proxy See the materials reverse and side voting of this instructions. notice to obtain

D25134-P44463
Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
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How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
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During The Meeting:
Go to www.virtualshareholdermeeting.com/HAIN2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D25135-P44463
Voting Items
The Board of Directors recommends you vote “FOR” the election of each director nominee listed in Proposal 1 and “FOR” Proposals 2 and 3.
1. Election of Directors
Nominees:
1a. Richard A. Beck
1b. Celeste A. Clark
1c. Dean Hollis
1d. Shervin J. Korangy
1e. Mark L. Schiller
1f. Michael B. Sims
1g. Glenn W. Welling
1h. Dawn M. Zier
2. To approve, on an advisory basis, named executive officer compensation.
3. To ratify the appointment of Ernst & Young LLP to act as registered independent accountants of the Company for the fiscal year ending June 30, 2021.

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